ING Equity Trust

ING SmallCap Opportunities Fund

ING SmallCap Value Choice Fund and

ING Value Choice Fund (each “Fund” and collectively “Funds”)

Supplement Dated November 26, 2007

to the Class A, Class B, Class C and Class M Prospectus and Class I and Class Q Prospectus

each dated September 28, 2007

Effective immediately, the Class A, Class B, Class C and Class M Prospectus and Class I and Class Q Prospectus are supplemented to reflect the following change:

1)	The second paragraph in the section entitled “ING SmallCap Value Choice Fund — Principal Investment Strategies” on page 22 of the Class A, Class B, Class C and Class M Prospectus and on page 20 of the Class I and Class Q Prospectus is hereby deleted in its entirety and replaced with the following:

For this Fund, smaller-sized companies are those with market capitalizations that fall within the range of companies found in either the Russell 2000 Index or the Standard & Poor’s SmallCap 600 Index (“S&P 600 Index”), which are indices that measure the performance of small companies. The market capitalization range will change with market conditions as the range of companies included in the Russell 2000 Index and S&P 600 Index change. As of June 30, 2007, the smallest company in either the Russell 2000 Index or the S&P 600 Index had a market capitalization of $70 million and the largest company had a market capitalization of $5 billion.

2)	The section entitled “ING Value Choice Fund — Risks — Market Trends” on page 24 of the Class A, Class B, Class C and Class M Prospectus and on page 22 of the Class I and Class Q Prospectus is deleted in its entirety and replaced with the following:

Market Trends — from time to time, the stock market may not favor the value-oriented securities in which the Fund invests. Rather, the market could favor growth-oriented securities, or may not favor equities at all.

Effective immediately, the Class I and Q Prospectus is supplemented to reflect the following changes:

3)	The section entitled “ING SmallCap Opportunities Fund — Risks — Market Funds” on page 14 is deleted in its entirety and replaced with the following:

Market Trends — from time to time, the stock market may not favor the small-sized growth securities in which the Fund invests. Rather, the market could favor value-oriented securities or large company securities, or may not favor securities at all.

The Fund’s investment in technology sectors of the stock market and in initial public offerings had significant impact on performance in 1999. There can be no assurance that such performance will be repeated.

4)	The section entitled “ING SmallCap Opportunities Fund — Risks — Other Investment Companies” on page 14 is deleted in its entirety and replaced with the following:

Other Investment Companies — the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Fund invests in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE